UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-KA-2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: December 31, 2018

KonaTel, Inc.

(Exact name of Registrant as specified in its charter)

Not Applicable

(Former name or address, if changed since last report)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 N. Central Expressway, Suite 202

Plano, Texas 75074

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. We have based the forward-looking statements contained in this Current Report primarily on our current expectations about future events and trends that we believe may affect our current and proposed business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions and other factors, including those described under the caption “Risk Factors” of Item 1A of our 10-K Annual Report for the year ended December 31, 2020, which was filed with the Securities and Exchange Commission (the “SEC”) on or about April 6, 2021, and which is incorporated herein by reference and can be accessed by Hyperlink in Item 9.01 below (the “10-K Annual  Report”). Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein. Accordingly, we cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be read and considered with other reports or registration statements filed by us with the SEC. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

EXPLANATORY NOTES

In this Current Report, references to “KonaTel, Inc.,” “KonaTel,” the “Company,” “we,” “our,” “us” and words of similar import, refer to KonaTel, Inc., a Delaware corporation, formerly named Dala Petroleum Corp., which is the Registrant, and our wholly owned subsidiaries, KonaTel, Inc., a Nevada corporation (“KonaTel Nevada”), Apeiron Systems, Inc., a Nevada corporation (“Apeiron Systems”), and IM Telecom, LLC, an Oklahoma limited liability company doing business as “Infiniti Mobile” (sometimes called “IM Telecom”).

The information contained in this Current Report responds to the following item of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.
Item 9.01	Financial Statements and Exhibits.

Section 1 – Registrant’s Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

Apeiron Merger Agreement.

Dated and effective as of December 31, 2018, we entered into an Agreement and Plan of Merger (the “Apeiron Merger Agreement”) between us (KonaTel, Inc., a Delaware corporation [“KonaTel,” or “we,” “our” or “us” and words of similar import]), and KonaTel Acquisition Corp., a Nevada corporation and our recently formed wholly-owned acquisition subsidiary (“Merger Subsidiary”); and Apeiron Systems, Inc., a Nevada corporation (“Apeiron”), and Joshua Ploude (“Ploude”) and Vyacheslav Yanson (“Yanson”), jointly and severally (hereinafter sometimes referred to collectively as the “Apeiron Shareholders”).  We exchanged 7,000,000 shares of our $0.001 mill par value common stock comprised of “restricted securities” as defined in SEC Rule 144 for all of the outstanding securities of Apeiron, and on the “Effective Date” and time of the merger (“December 31, 2018” at 11:59 p.m. Pacific Standard Time), Apeiron became our wholly-owned subsidiary (the “Merger”).  See our 8-K Current Report dated December 31, 2018, and filed with the SEC on December 31, 2018 (the “Apeiron Merger 8-K”), which is incorporated herein by reference and can be accessed by Hyperlink in Item 9.01 below.

Under the Apeiron Merger Agreement, the Apeiron Shareholders had a $1.00 “Guaranteed Value” of the KonaTel Shares they received under the Apeiron Merger Agreement, which indicated, subject to certain enumerated conditions, that: in the event that the KonaTel common stock does not reach an average closing price equal to or exceeding $1.00 per share (the ‘Guaranteed Value’) over any period of ten (10) consecutive Trading Days (the ‘Calculated Value’) during the period commencing on December 31, 2020 and ending on December 31, 2021 (the ‘Valuation Period’) as quoted by the applicable Trading Market on which the KonaTel Shares are listed or quoted for trading, KonaTel shall issue to the Apeiron Shareholders for each such share of the KonaTel Shares continuously owned and held of record in the respective names of the Apeiron Shareholders (the ‘Qualifying Shares’) during the Valuation Period the number of shares of KonaTel common stock that is equal to the number of Qualifying Shares multiplied by the difference between the Guaranteed Value and the highest Calculated Value achieved during the Valuation Period (the ‘Guarantee Shares’) such that:  [Guarantee Shares = Qualifying Shares x (Guaranteed Value – highest Calculated Value]).  By way of example only, if at the end of the Valuation Period: (i) the Apeiron Shareholders own of record 7,000,000 KonaTel Shares; and (ii) the highest Calculated Value achieved during the Valuation Period is $0.75, then the Apeiron Shareholders shall be entitled to receive an additional 1,750,000 shares of KonaTel common stock.  See Section 5.10 of the Apeiron Merger Agreement in the Apeiron Merger 8-K in Item 9.01.

Based upon the following table of the recent trading prices of our common stock on the OTCQB of the OTC Markets Group, Inc. (the “OTC Markets”), we have fully satisfied this Guaranteed Value, and no additional shares of our common stock are due to the Apeiron Stockholders under the Apeiron Merger Agreement:

Closing Date	Closing Sale Price per Share
June 2, 2021	$0.9600
June 3, 2021	$0.9310
June 4, 2021	$1.0600
June 7, 2021	$1.0100
June 8, 2021	$1.0600
June 9, 2021	$1.0300
June 10, 2021	$1.0500
June 11, 2021	$1.0200
June 14, 2021	$0.9900
June 15, 2021	$1.0000

Ten-Day Average	$1.0111

These prices were provided by OTC Markets and are as reported by the Financial Regulatory Authority Composite Feed or other qualified interdealer quotation medium.  The Report is dated June 16, 2021.

Item 9.01 Financial Statements and Exhibits.

Exhibits incorporated by reference:

10-K Annual Report for the year ended December 31, 2020, and filed with the SEC on April 6, 2021.

8-K Current Report dated December 31, 2018, and filed with the SEC on December 31, 2018.

Agreement and Plan of Merger

Ploude Employment Agreement

Yanson Employment Agreement

Lock-up/Leak-out Agreement

Shareholder Voting Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: June 21, 2021	By:	/s/ D. Sean McEwen
D. Sean McEwen
President, Chairman, Chief Executive Officer and Director

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